Ohio National Fund, Inc.	November 28, 2016

Risk Managed Balanced Portfolio

Supplement to Summary Prospectus Dated May 1, 2016

Under the section “Management,” the following information replaces the corresponding section in its entirety:

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. Janus serves as sub-adviser to the Balanced Component portion of the Portfolio. Janus portfolio managers Jeremiah Buckley, CFA, Marc Pinto, CFA, Mayur Saigal and Darrell Watters are responsible for the day-to-day management of the Balanced Component’s assets. Jeremiah Buckley and Mayur Saigal have managed the Balanced Component since December 2015 and Marc Pinto and Darrell Watters have managed the Balanced Component since May 2014. AnchorPath serves as sub-adviser to the Risk Management Component. AnchorPath portfolio manager Marshall C. Greenbaum, CFA, is responsible for the day-to-day management of the Risk Management Component and has managed the Risk Management Component since May 2014.